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                                                                   Exhibit 4.1.3

                                  [CERTIFICATE]



               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                               CUSIP 456806 10 8
                        Capitalization 30,000,000 shares
                            PREFERRED STOCK SERIES B
                               at $.001 Par Value
NUMBER                                                                    SHARES


                                INFOTOPIA, INC.


THIS CERTIFIES THAT





IS THE RECORD HOLDER OF


               SHARES OF INFOTOPIA, INC. SERIES B PREFERRED STOCK


transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.



          WITNESS the signatures of its duly authorized officers this






  /s/ Marek A. Lozowicki               INFOTOPIA, INC.        /s/ Ernest Zavoral
                                CORPORATE SEAL
       SECRETARY                                            PRESIDENT


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          For Value Received, ____________ hereby sell, assign and transfer unto




________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________

________________________________________________________________________  Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated __________________





  _______________________________________________________________________
  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
          AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER